3Q19 Investor Conference Presentation November 4, 2019 Andrew Lane President & CEO Jim Braun Executive Vice President & CFO Exhibit 99.1

Forward Looking Statements and Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “expected,” “looking forward,” “guidance,” “on-track”, “Results in mid-cycle Adjusted EBITDA” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, Adjusted EBITDA, gross profit, gross profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, tax rate, capital expenditures and cash from operations, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings, including (among others) its Current Report on Form 8-K dated October 31, 2019, that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law. Statement Regarding Use of Non-GAAP Measures: The Non-GAAP financial measures contained in this presentation (Adjusted EBITDA and Adjusted Gross Profit) are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to net income or gross profit. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the Company.

Projects 28% Global Leader in PVF Distribution Note: For the twelve months ended September 30, 2019 Largest pipe, valves and fittings (PVF) distributor – TTM Sales of $3.9B Industrial Distributor with Diversified Business Mix Counter-cyclical cash flow generation & strong balance sheet Cash flow generation in modest growth periods Balanced portfolio across upstream, midstream & downstream sectors Product mix focused on higher margin offerings Key Role in Global Supply Chains of Energy Companies Create value for both customers and suppliers Closely integrated into customer supply chains Broad footprint with over 260 service locations in 22 countries Premier quality program, material sourcing & customer service Balanced Approach to Capital Allocation Committed to returning cash to shareholders Strong balance sheet with financial flexibility through the cycle Downstream 30% Midstream 39% Upstream 31%

Strategy for Creating Shareholder Value Grow Market Share Provide superior customer service & cost-saving supply chain solutions Maximize Profitability Focus on higher margin products, end-markets & sales strategies Maximize Working Capital Efficiency Reduce cash conversion cycle Optimize Capital Structure Focus on blue chip customers who demand value-added service and technical expertise Optimize capital structure with financial flexibility throughout the cycle Optimize inventory to maximize turnover and margin Leverage scale & global supply chain Focus on controlling costs & operating leverage Expand offering of value-added services to capture enhanced margin Continual operational efficiency improvements Target leverage ratio ~2-3x net debt to adjusted EBITDA Invest for growth Return capital to shareholders Leverage market leadership position and global footprint Provide multi-channel engagement to capture buying Opportunistic M&A

World-class Management Team with Significant Distribution and Energy Experience Compelling Investment Opportunity Market leader in PVF distribution, serving critical function to the energy industry Diversified across sectors, regions and customers Counter-cyclical cash flow and strong balance sheet Differentiated global platform creates customer value Organic growth potential via market share gains from expanded multi-year MRO contracts and long-term secular growth from global energy demand Proven history of driving continuous productivity improvements Industry consolidator with proven success in acquiring and integrating businesses

Diversified by Region, Industry Sector and Product Line - Well Positioned Through Cycle Revenue by Geography Downstream 30% Note: Percentage of sales are for the twelve months ended September 30, 2019. Industrial includes metals & mining, fabrication, pulp & paper, power generation and general industrial. Midstream 39% Upstream 31% Revenue by Product Line Revenue by Industry Sector

Provide well hook-ups via on-site product trailers, above-ground infrastructure PVF products for flow lines & tank batteries Serve exploration & production (E&P) operators including Shell, Chevron, Occidental, California Resources Corporation and Canadian Natural Resources Primary drivers are customers’ capital budgets for well completions & production tank battery upgrades and expansions Walk-in counter sales at strategically located branches in active oil & gas production areas Located in all major basins - revenue follows basin market activity levels Permian basin is our largest upstream position representing 23% of total first nine months of 2019 upstream revenue Upstream – Providing Completion Infrastructure to E&P Operators

Gas Utilities Transmission & Gathering Provide PVF to midstream gathering customers Provide PVF bulks & shorts and logistical services to long-haul transmission customers Benefit from recent pipeline approvals & modernization projects replacing older pipelines Customers include TC Energy, DCP Midstream, Energy Transfer, Williams Partners, Equitable, Enable Midstream Partners Business drivers: independent of commodity prices integrity projects & pipeline enhancement projects residential & commercial, new & upgrade installations Relatively stable, steady growth Contracts with 9 of the 10 largest gas utilities in the U.S. based on the number of customers (e.g. CenterPoint, PG&E, NiSource, Atmos, Duke, Southern Company Gas) Midstream – Providing PVF to Pipeline Infrastructure Customers and Gas Products to Gas Utility Customers

Refining Chemical & Industrial Recurring MRO revenue from planned & unplanned maintenance Provide on-location “zone store” inventory Contracts with all of the 10 largest refiners in the U.S. (e.g. Shell, Chevron, Marathon Petroleum Company, Valero, Phillips 66, ExxonMobil) Low gas prices provide stable, advantaged feedstock for plastics Positioned to benefit from planned U.S. petrochemical projects Downstream – Providing PVF to Refining, Chemical & Industrial Customers

MRC Global is a Critical Link Between Its Customers & Suppliers CUSTOMERS SUPPLIERS Energy Carbon Steel Tubulars Valves Supplier Value Proposition Manufacturing and scale efficiencies Leverage MRC Global’s footprint Access to 15,000+ customers Lead suppliers through the quality process Customer Value Proposition Outsource non-core supply chain and logistics functions Reduce supply chain complexity Savings from volume purchasing and global sourcing, 40+ countries Product availability - access to MRC Global’s broad inventory with approx.11,000 suppliers Approve new suppliers through rigorous quality program Fittings, Flanges and Other IOCs Downstream Midstream Upstream

Global Footprint – Strategically Located in Key Geographies to Deliver Solutions to Customers North America As of 9/30/2019 Branches 118 RDCs 8 VECs 14 Employees 2,564 International As of 9/30/2019 Branches 24 RDCs 6 VECs 12 Countries 20 Employees 806 International North America MRC Global As of 9/30/2019 Branches 142 RDCs 14 VECs 26 Countries 22 Employees 3,370 Nisku, AB Cheyenne, WY Odessa, TX Bakersfield, CA Munster, IN Tulsa, OK Pittsburgh, PA Houston, TX NORDIC EUROPE Stavanger, NO Bradford, UK Rotterdam, NL MIDDLE EAST / CASPIAN ASIA PACIFIC Dubai, UAE Singapore Perth, WA

MRC Global is committed to responsible governance of the enterprise and its interaction with its stakeholders. Core Values Drive Actions for All Stakeholders 2018: Top Quartile Safety Performance in a NAW Survey 54 distribution companies with over $1 billion in revenue Distribution Business Model Allows Expansion of Different Products, Geographies and Industrial Market Sectors Model can address climate change initiatives or sentiment negatively impacting traditional energy markets MRC Global Contributes to a Sustainable Environment Increasing majority of valve sales ($1.6 billion in 2018) are “Low-E” valves (prevent fugitive emissions of methane and other greenhouse gases) Reduced CO2 vehicle emissions from fleet by approximately 20% from 2013 levels through 2018 Increased recycling tonnage by 5% from 2017 to 2018 Supplier Quality Process (Processes, Policies, Audits) include steps to: Increase ethical behavior in our supply chain Avoid improper labor practices Encourage sustainability Programs to Develop Employees and Encourage Diversity 36% of Board of Directors from Diversity Groups 44% Women in Corporate Functions For more information: Governance: Proxy Statement for our 2019 Annual Meeting of Stockholders ESG Generally: 2019 Environmental, Social Responsibility & Corporate Governance Report ESG Policies: Corporate Social Responsibility Community Engagement Community Involvement

End Market Growth Opportunities UPSTREAM Secular growth in oil & gas demand drives E&P capital and maintenance spending Steep shale decline curves and manufacturing mentality to shale drilling result in increasing well completions MIDSTREAM – TRANSMISSION & GATHERING AND GAS UTILITIES DOWNSTREAM – CHEMICALS & REFINING Gas utilities are investing in multi-year integrity management programs to upgrade old distribution pipes, including steel and cast iron, enhancing the safety of the system. Increased production in the U.S. results in increased need for takeaway capacity and processing by transmission and gathering companies, including transportation to growing export terminals Plant spending and upgrades are being driven by: aging infrastructure, large and low-cost supply of hydrocarbon resources Increasing global demand for plastics and low cost, stable feedstock drives petrochemical investment particularly along the US Gulf Coast

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Strong Record of Customer Contract Wins and Renewals – Yields Growth Opportunities

1. **Renew Existing & Obtain New MRO Contract Customers**
   - Approximately 56% of sales are from our top 25 customers[1]
2. **Expand Global Chemical and Valve businesses**
   - Target - 40% of total revenue from valves, automation, measurement and instrumentation
3. **Continue to Expand the Integrated Supply Business**
   - Approx. $1.0 billion in revenue[1]
4. **Diversified customer base**
   - Serve 200+ fabrication customers


Fabrication Customer Revenue
$314
$329
$395
$397
2016
2017
2018
TTM 3Q 2019

Selected Recent Contract Awards and Renewals

Customer	Type/ Scope	Products	Geography
SoCal Gas	New	PFF	U.S.
CenterPoint	New	Integrated Supply	U.S.
Oneok	New	Valves	U.S.
ConocoPhillips	Renewal	PVF	N.A.
Chevron-TCO MRO	Renewal	Valves	KZ
Atmos	Renewal	Integrated Supply	U.S.
People's Gas	Renewal	PVF	U.S.
Philips 66	Renewal	Valves	U.S.
EnLink Midstream	New	PVF	U.S.
Occidental	Renewal	PVF	U.S.
Valero	Renewal	PVF	U.S.
South Jersey Gas	Renewal	Integrated Supply	U.S.
Enterprise Products	New	PVF	U.S.
Pioneer Natural Resources	New	PVF	U.S.
Marathon Petroleum	Renewal	PVF	U.S.
BP (downstream)	Renewal	PVF	U.S.

1. For the twelve months ended September 30, 2019

Houston Operations Complex at La Porte, TX Supporting Growth & Continued Operational Efficiencies More than 620,000 sq. ft. of space to deliver our customers’ actuation, modification and product needs Midstream Valve & Engineering Center Regional Distribution Center Valve & Engineering Center Office space for supply chain management, sales, projects, and executive personnel

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MRC Global 16

MRC Global's Valve-Centric Strategy

- U.S. oil & gas valve market is $5.2B ($2.6B through distribution)
  - $2.2B Upstream & Midstream
  - $3.0B Downstream
- MRC Global's #1 is in U.S. distributed energy valves with ~40% of market
  - Holder of 3 global, multi-year, valve contracts with IOCs (Shell, Chevron, ExxonMobil)
- Valve, Automation, Measurement & Instrumentation (VAMI) revenue
  - Expected to be 40% of total revenue in 2019 / 2020 & 45% of total revenue in 2022
- Highly technical, complex, long lead-time, global supply chain with value-added services and modifications leads to higher margins

VAMI Sales TTM 9/30/19

Upstream	Midstream	Downstream
44%	24%	32%

New expanded modification shop at La Porte complex in-house capabilities: Pipe pup transitions, stem extensions, coatings Differential thermal relief systems Modification services Testing services (e.g. Hydro testing, weld x-rays) Documentation packages Fast track actuation Midstream valves market penetration opportunity ~$100 million over next 2 years Higher-margin due to value-added services, supports strategic objective to maximize profitability Market Penetration in Midstream Valves: Investment in Value-Added Valve Modification Capabilities

Maximizing Profitability: Expanding Higher Margin Opportunities - Valve Products & Services 2018 VAMI Sales Annual VAMI Sales Growth Positioning Offerings to Higher Margin Products & Services

Largest provider of products & services to U.S. Gas Utilities Contracts with 18 of the top 25 largest gas utilities in the U.S. Strong customer relationships – average 19 years under continuous contract Over a decade of CAGR in excess of 8% Expect to build a $1 billion revenue base in 2-3 years U.S. Gas Utility Business

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Maximizing Profitability and Working Capital Efficiency

Product Margin Enhancement

- Investment in higher margin products and services:
  - VAMI services - Valve actuation/automation, modification, engineered solutions, traceability, testing, ValidTorque™, ValveWatch®
  - Expanded La Porte - 127,000 ft^2 valve modification facility in 2019
- Reduction of lower margin products and projects

Portfolio Optimization


Adjusted Gross Margin[1]
17.2%
19.6%
2016
2019

Working Capital Management

- Target is ~20% working capital to sales ratio
- 2019 – Inventory peaked 2Q and targeting 20% working capital to sales by end of year
- Investments in working capital are weighted to higher margin products

Optimizing Net Working Capital[2]


20.2%
23.7%
20.6%
TTM 3Q 17
TTM 3Q 18
TTM 3Q 19

Actively Managing Costs

- Reducing SG&A costs by $12 million/year, commensurate with lower revenue expectations
- 3Q19 includes $5 million of severance costs

Actively Managing SG&A Costs


$140
13.1%
$137
14.5%
3Q 18
3Q 19

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix
2. Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis.

Investing in Technology for Long-Term Growth & Efficiency MRCGOTM - A Comprehensive Digital Supply Chain Solution for Oil & Gas Pipe, Valve & Fitting Purchases of the top 37 customers’ TTM revenue or approximately $608 million was transacted through e-commerce (e.g. catalog, EDI) ~29% End-to-end digital supply chain solution from a single platform B-2-B for contract customers allows for easy and efficient ordering Customized for each customer’s contract terms, part numbers, commonly ordered items TTM 3Q 2019 results: $817 million of revenue transacted via e-commerce $129 million of revenue generated through MRCGOTM 80 customers and 175,000 SKUs in MRCGOTM $ millions

E-Commerce Platform Capabilities Increase Efficiencies TTM 3Q 19 2022-2025 $1,500 $817 E-Commerce Revenue Growth Opportunity Mill Test Reports (MTRs) Proof of Delivery (POD) Invoices Catalog View inventory View price Request a quote Punchout via your ERP or procurement software Electronic purchasing (EDI/XML) Order status history Expedite a delivery View inquiry dashboard View inquiry reports Online chat PVF mobile handbook Find a store Consult reference materials

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MRC Global 23

Strategic Capital Decisions Support Growth

Effectively Positioned the Balance Sheet

- Advantageous debt agreements with favorable terms, low interest rate and maturities 2022+
- Liquidity of $502 million – sufficient to support business strategy

+ Strong Operating Cash Flow Generation

- CFFO annual average is ~$200 million from 2012 to 2018
- Counter-cyclical cash flow generation
- Business consumes/releases ~20% of working capital per change in sales

= Capital Deployment Opportunities

- Organic growth initiatives - Investments to drive share gains & efficiencies
- Returned $363 million of cash to shareholders since 2015 through 9/30/19
  - Repurchased 23.4 million shares at an average price of $15.49 per share
- Current $150 million share repurchase authorization has $12 million remaining
  - $63 million repurchased in 2019 through 9/30/19
  - $75 million repurchased in 4Q 2018

Cumulative Annual Cash Flow from Operations

$1.34 billion CFFO generated through the cycle


$240
$564
$458
$1,148
$1,401
$1,353
$1,342
2012
2013
2014
2015
2016
2017
2018

Use of Cash Flow (2013 – 3Q 2019[1])


Share Repurchases 29%
M&A 27%
Capex 14%
Net Financing 30%

1. Investing and Financing cash flows from 2013 through 3Q 2019. Net Financing equals the total issuance less repayment of debt and equity excluding share repurchases. Excludes miscellaneous sources of cash including immaterial asset proceeds.

Capital Allocation Opportunities and Priorities All options are available & evaluated continually Return Cash to Shareholders Track record of repurchasing shares Organic Growth Working capital for business is a priority in growth periods M&A Growth Built company from series of acquisitions Debt Reduction Manage debt levels within target range of 2-3X net debt to adjusted EBITDA Board re-evaluates quarterly, balancing near-term and long-term cash needs among all options, market projections and company cash flow expectations Disciplined investing in technology and facilities where appropriate Appropriate use of balance sheet to maintain financial flexibility and to support the business throughout the cycle Disciplined approached based on screens : Valuation Focus on higher margin offerings, sectors and key geographies

Sales Adjusted Gross Profit and % Margin1 Adjusted EBITDA and % Margin1 7.0% 8.5% ($ millions, except per share data) Diluted EPS Quarterly & YTD Financial Performance See reconciliation of non-GAAP measures to GAAP measures in the appendix 5.8% 6.2% 5.8% 20.1% 19.3% 20.0% 19.5% 19.6% 7.5% 6.1% 6.6% 6.9% 6.1%

Total Debt Capital Structure Cash Flow from Operations Return on Average Net Capital Employed ($ millions) Strong Balance Sheet Provides Financial Flexibility Multiples represent Net Debt / trailing twelve months Adjusted EBITDA. Net Debt is Total Debt less Cash. Return on Average Net Capital Employed is defined as net income plus interest expense after-tax, divided by average net capital employed (debt plus equity). Y-o-Y Growth 30.8% 13.1% (9.0%) 39.7% (39.7%) 2.7x 2.7x 2.5x Net Leverage1: September 30, 2019 Cash and Cash Equivalents $ 25 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 391 Global ABL Facility due 2022 236 Total Debt $ 627 Preferred stock 355 Common stockholders’ equity 671 Total Capitalization $ 1,653 Liquidity $ 502 2

Strategy - 3Q19 Accomplishments Grow Market Share Added new customer contracts and awards (e.g. Oneok , SoCal Gas, CenterPoint) Maximize Profitability On-track to increase valves to 40% of total revenue in 2019 / 2020 Maximize Working Capital Efficiency Inventory peaked 2Q19 & reduced by $56 in 3Q19 Optimize Capital Structure Repurchased $13 million in 3Q19 and $63 million in YTD 2019 (through 9/30/19) Targeting 20% working capital to sales by end of 2019 Reduced net debt by $101 million in 3Q19 Generated $126M cash from operations in 3Q19

Appendix

Impact of Tariffs – Work Closely with Customers to Optimize the Global Supply Chain In general, inflation is a positive Multiple tariffs levied from Section 232 and Section 301 directly or indirectly impact all stainless & carbon products including pipe, valves, fittings and flanges Various levels of financial impact from minimal to positive – amount of impact dependent on the supplier, market conditions & product group including: Absorption of tariff by manufacturer Pass-through of tariff by distributor We manage the supply chain in order to minimize the impact or have a favorable outcome and we expect the most recent round of tariffs to have minimal impact on the Company Our contract structure – percentage mark-up, cost plus pricing with 90 day re-pricing terms Revenue impact – higher cost products from inflation result in higher revenue and higher LIFO expense Margin dollars impact – more expensive materials with the same percentage mark-up result in more margin dollars MRC Global proactively manages the supply chain to minimize or optimize the impact of tariffs

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Annual Financial Performance

($ millions, except per share data)

Sales


$5,571
$5,231
$5,933
$4,529
$3,041
$3,646
$4,172
2012
2013
2014
2015
2016
2017
2018

Y-o-Y Growth		(6%)	13%	(24%)	(33%)	20%	14%

Adjusted Gross Profit and % Margin[1]


$1,058
$1,009
$1,120
$814
$523
$677
$819
19.0%
19.3%
18.9%
18.0%
17.2%
18.6%
19.6%
2012
2013
2014
2015
2016 2
2017 3
2018

Y-o-Y Growth		(5%)	11%	(27%)	(36%)	30%	21%

Adjusted EBITDA and % Margin[1]


$463
$386
$424
$235
$75
$179
$280
8.3%
7.4%
7.1%
5.2%
2.5%
4.9%
6.7%
2012
2013
2014
2015
2016
2017
2018

Y-o-Y Growth		(17%)	10%	(45%)	(68%)	139%	56%

Diluted EPS


$1.22
$1.48
$1.40
$(3.38)
$(1.10)
$0.27
$0.54
2012
2013
2014
2015
2016
2017
2018

Y-o-Y Growth		21%	(5%)	NM	67%	125%	100%

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix
2. Includes $45 million of non-cash charges recorded in cost of goods sold & the international segment for the year ended December 31, 2016. Charges relate to a restructuring of our Australian business and market conditions in Iraq as well as an increase in reserves for excess and obsolete inventory in the U.S. and Canada as a result of the market outlook for certain products. Excluding these charges for the year ended December 31, 2016, gross profit, as reported would be $513 million (16.9%) and adjusted gross profit would be $568 million (18.7%).
3. Includes $6 million of non-cash charges recorded in cost of goods sold & in the international segment for the year ended December 31, 2017. Charges are related to reducing our local presence in Iraq. Excluding these charges for the year ended December 31, 2017 gross profit, as reported would be $588 million (16.1%) and adjusted gross profit would be $683 million (18.7%).

Total Debt Capital Structure Cash Flow from Operations Net Working Capital as % of Sales2 ($ millions) December 31, 2018 Cash and Cash Equivalents $ 43 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 393 Global ABL Facility due 2022 291 Total Debt $ 684 Preferred stock 355 Common stockholders’ equity 692 Total Capitalization $ 1,731 Liquidity $ 492 Balance Sheet Multiples represent Net Debt / trailing twelve months Adjusted EBITDA. Net Debt is Total Debt less Cash. Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis. Y-o-Y Growth 30.8% 13.1% (9.0%) 39.7% (39.7%) 2.6x 2.5x 3.4x 1.9x 4.0x 2.7x 2.3x Net Leverage1:

Adjusted Gross Profit Reconciliation Three months ended Nine months ended Year ended December 31 ($ millions) Sept 30, 2019 June 30, 2019 Sept 30, 2018 Sept 30, 2019 Sept 30, 2018 2018 2017 2016 2015 2014 2013 2012 Gross profit $174 $ 174 $ 172 $ 522 $ 518 $ 689 $ 582 $ 468 $ 786 $ 1,018 $ 955 $ 1,014 Depreciation and amortization 5 6 5 16 17 23 22 22 21 22 22 19 Amortization of intangibles 11 11 12 33 34 45 45 47 60 68 52 49 (Decrease) increase in LIFO reserve (2) (1) 26 (3) 48 62 28 (14) (53) 12 (20) (24) Adjusted Gross Profit $188 $ 190 $ 215 $ 568 $ 617 $ 819 $ 677 $ 523 $ 814 $ 1,120 $ 1,009 $ 1,058 Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated October 31, 2019.

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Adjusted EBITDA Reconciliation

($ millions)	Three months ended Sept 30, 2019	June 30, 2019	Sept 30, 2018	Nine months ended Sept 30, 2019	Sept 30, 2018	Year ended December 31 2018	2017	2016	2015	2014	2013	2012
Net income (loss)	**$ 21**	**$ 24**	**$ 24**	**$ 63**	**$ 64**	**$ 74**	**$ 50**	**$ (83)**	**$ (331)**	**$ 144**	**$ 152**	**$ 118**
Income tax expense (benefit)	8	8	-	22	15	21	(43)	(8)	(11)	82	85	64
Interest expense	10	10	10	31	28	38	31	35	48	62	61	113
Depreciation and amortization	5	6	5	16	17	23	22	22	21	22	22	19
Amortization of intangibles	11	11	12	33	34	45	45	47	60	68	52	49
(Decrease) increase in LIFO reserve	(2)	(1)	26	(3)	48	62	28	(14)	(53)	12	(20)	(24)
Inventory-related charges	-	-	-	-	-	-	6	40	-	-	-	-
Goodwill & intangible asset impairment	-	-	-	-	-	-	-	-	462	-	-	-
Change in fair value of derivative instruments	-	-	-	-	(1)	(1)	1	(1)	1	1	(5)	(2)
Equity-based compensation expense	5	3	4	12	11	14	16	12	10	9	15	8
Severance & restructuring charges	5	-	-	5	-	4	14	20	14	8	1	-
Write off of debt issuance costs	-	-	-	-	1	1	8	1	3	-	-	-
Litigation matter	-	-	-	-	-	-	3	-	3	-	-	-
Foreign currency (gains) losses	(1)	(1)	(1)	(1)	-	(1)	(2)	4	3	3	13	(1)
Loss on disposition of non-core product line	-	-	-	-	-	-	-	-	5	10	-	-
Insurance charge	-	-	-	-	-	-	-	-	-	-	2	-
Cancellation of executive employment agreement (cash portion)	-	-	-	-	-	-	-	-	-	3	-	-
Expenses associated with refinancing	-	-	-	-	-	-	-	-	-	-	5	2
Loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	114
Pension settlement	-	-	-	-	-	-	-	-	-	-	-	4
Other expense (income)	-	-	-	-	-	-	-	-	-	-	3	(1)
Adjusted EBITDA	**$ 62**	**$ 60**	**$ 80**	**$ 178**	**$ 217**	**$ 280**	**$ 179**	**$ 75**	**$ 235**	**$ 424**	**$ 386**	**$ 463**

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of Adjusted EBITDA, see our Current Report on Form 8-K dated October 31, 2019.